SUMMARY PROSPECTUS ï APRIL 30, 2010 Van Kampen Life Investment Trust Comstock Portfolio

Class I Shares

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.vankampen.com/lit/comstock/I. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Portfolio’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2010, the Portfolio’s audited financial statements for the fiscal year ended December 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Portfolio’s annual report dated December 31, 2009, are all incorporated by reference into this Summary Prospectus. The Portfolio’s SAI and annual report may be obtained, free of charge, in the same manner as the Portfolio’s prospectus.

Investment Objective
The Portfolio’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Class I
Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.56%

Distribution and/or service (12b-1) fees	None

Other expenses	0.06%

Total annual portfolio operating expenses	0.62%

Example:
The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$63	$199	$346	$774

The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect Portfolio performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Portfolio also may invest in preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the Portfolio’s investment adviser to possess the potential for capital growth and income. The Portfolio may invest in issuers of any size. Portfolio securities are typically sold when the assessments of the Portfolio’s investment adviser of the capital growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Portfolio may purchase and sell certain instruments known as “derivatives,” such as options, futures contracts and options on futures contracts (collectively, also referred to in the Portfolio’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks.

Principal Investment Risks
An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities, including common and preferred stocks, generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. A value style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. The ability of the Portfolio’s investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.

•	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. Securities of emerging market country issuers may be subject to heightened levels of these risks.

•	Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve the duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid. Certain derivative instruments may give rise to a form of leverage, which could cause the Portfolio to sell securities when it may not be advantageous to do so and may cause volatility.

Annual Performance
One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio’s Class I Shares over the ten calendar years prior to the date of the Portfolio’s prospectus. The Portfolio’s performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

Annual Return

The Portfolio’s return for the three-month period ended March 31, 2010 for Class I Shares was 6.37%. Updated performance information for the Portfolio is available on our web site at www.vankampen.com.

During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 19.20% (for the quarter ended September 30, 2009) and the lowest quarterly return for Class I Shares was –22.97% (for the quarter ended December 31, 2008).

Comparative Performance
As a basis for evaluating the Portfolio’s risks, the table below shows how the Portfolio’s performance compares with two broad-based market indices that the Portfolio’s investment adviser believes are appropriate benchmarks for the Portfolio:

the Russell 1000® Value Index and the Standard & Poor’s 500® Index. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The Standard & Poor’s 500® Index measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Portfolio’s performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.

Average annual total returns are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Portfolio’s prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.

Average Annual Total Returns
for the Periods Ended	Past	Past	Past
December 31, 2009	1 Year	5 Years	10 Years

Van Kampen Comstock Portfolio — Class I Shares	28.78%	–0.30%	4.50%

Russell 1000® Value Index (reflects no deduction for fees, expenses, taxes, commissions or sales charges)	19.69%	–0.25%	2.47%

Standard & Poor’s 500® Index (reflects no deduction for fees, expenses, taxes, commissions or sales charges)	26.46%	0.42%	–0.95%

Management Services
Van Kampen Asset Management is the Portfolio’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Jason S. Leder	Managing Director	1999

Kevin C. Holt	Managing Director	1999

James N. Warwick	Executive Director	2007

Devin E. Armstrong	Executive Director	2007

Purchase and Sale of Portfolio Shares
Shares of each portfolio are sold only to separate accounts (the “Accounts”) of various insurance companies taxed as domestic insurance companies for federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the “Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the contract owners (the “Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. Investors can contact their financial adviser for more information regarding the insurance company’s Accounts and class of the Portfolio’s shares available through such Accounts.

The Portfolio’s shares are redeemable. Payment for shares tendered for redemption by the insurance company is ordinarily made within seven days after tender in proper form. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form.

Tax Information
The Accounts may receive distributions from the Portfolio of dividends and capital gains, which may be taxable depending on the tax status of the insurance company to which the Account relates. See “Federal Income Taxation” in the Portfolio’s prospectus and the tax section of the accompanying Contract prospectus for more information.

Payments to Insurance Companies and
Other Financial Intermediaries
The Portfolio and its related companies may pay affiliates and certain insurance companies and/or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the affiliates, insurance companies or other intermediary to recommend the Portfolio over another investment. Ask your insurance company for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: LITSUMCOM I 4/10